UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 1, 2024
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	88-1802794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MYPSW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of PLAYSTUDIOS, Inc. (the “Company”) that was originally filed with the U.S. Securities and Exchange Commission on July 8, 2024 (the “Original Form 8-K”). The Original Form 8-K reported the acquisition by PLAYSTUDIOS US, LLC (“PSUS”), a wholly owned subsidiary of the Company, and PLAYSTUDIOS International Israel Ltd., a wholly owned subsidiary of PSUS, of substantially all of the assets of Pixode Games Limited (“Pixode”). This Amendment No. 1 on Form 8-K/A amends and restates in its entirety Item 9.01 of the Original Form 8-K to include the financial statements of Pixode and pro forma financial information required by Item 9.01. The remainder of the information contained in the Original Form 8-K is not hereby amended.
Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Business Acquired
In accordance with Item 9.01(a), the audited financial statements of Pixode as of and for the year ended December 31, 2023 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Pixode as of March 31, 2024 and for the three months ended March 31, 2024 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
(b)Pro Forma Financial Information

In accordance with Item 9.01(b), the unaudited pro forma condensed combined financial information of the Company and Pixode as of March 31, 2024 and for the year ended December 31, 2023 and the three months ended March 31, 2024 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.
(c)Shell Company Transactions
Not applicable.
(d)Exhibits

Exhibit Number	Description
23.1	Consent of Frank, Rimerman + Co. LLP, independent auditor.
99.1 *	Audited financial statements of Pixode Games Limited as of and for the year ended December 31, 2023.
99.2 *	Unaudited financial statements of Pixode Games Limited as of March 31, 2024 and for the three months ended March 31, 2024.
99.3 *
Unaudited Pro Forma Condensed Combined Financial Information of PLAYSTUDIOS, Inc. and Pixode Games Limited as of March 31, 2024 and for the year ended December 31, 2023 and the three months ended March 31, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 16, 2024

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer